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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) November 6, 1995

                      BANKERS TRUST NEW YORK CORPORATION
              (Exact Name of Registrant as Specified in Charter)


          New York                     1-5920               13-6180473
(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification No.)


280 Park Avenue, New York, New York                            10017
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code (212) 250-2500

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        On November 6, 1995, the Corporation entered into an underwriting agreement covering the issuance and sale of $50,000,000 aggregate principal amount of 7-1/8% Subordinated Notes due 2010 (the "Notes"). Said Notes were registered under the Securities Act of 1933 pursuant to the Corporation's shelf registration statement on Form S-3 (File No. 33-50395).

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

    (c) Exhibits.

        (1) Underwriting Agreement, dated November 6, 1995, between Bankers Trust New York Corporation and the underwriter named therein.

     (4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

     (4)(b) Specimen of the Notes.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 1995

                                BANKERS TRUST NEW YORK CORPORATION

                                By: /s/ GORDON S. CALDER, JR.
                                Name:  Gordon S. Calder, Jr.
                                Title: Assistant Secretary
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                               INDEX TO EXHIBITS

(1) Underwriting Agreement, dated November 6, 1995, between Bankers Trust New York Corporation and the underwriter named therein.

(4)(a) Copy of the resolutions of the Price Committee of Bankers Trust New York Corporation authorizing the issuance of the Notes (without exhibits).

(4)(b)    Specimen of the Notes.